E2 Business combinations	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about business combination [abstract]
E2 Business combinations

Business combinations
Acquisitions

	2024	2023	2022
Consideration
Purchase price paid on acquisition	–	579	51,297
Deferred consideration/Others 1)	–	–	1,972
Total consideration, all cash and cash equivalents	–	579	53,269

Net assets (liabilities) acquired
Intangible assets	–	306	23,554
Property, plant and equipment	–	1	186
Right-of-use of assets	–	2	334
Cash and cash equivalents	–	7	521
Other assets	–	83	5,344
Provisions, incl. post-employment benefits	–	–	–1,050
Other liabilities	–	–168	–16,916
Total identifiable net assets (liabilities)	–	231	11,973
Goodwill	–	348	41,296
Total	–	579	53,269
Acquisition-related costs 2)	–	36	436

1)
Deferred consideration relates to the pre-combination portion of employee stock awards that were previously granted to Vonage employees, which was paid out post acquisition according to the original award vesting schedule.

2)	Acquisition-related costs are included in Selling and administrative expenses in the consolidated income statement.
In 2024, the Company made no acquisitions. However, a negative cash flow effect from business combinations amounting to SEK 141 (1,309) million occurred due to the current year pay-out of deferred consideration relating to the 2022 Vonage acquisition, see also note H3 “Statement of cash flows.”
Vonage:
On July 21, 2022, the Company acquired, in an all cash transaction, all of the shares in Vonage Holdings Corp., a US-based global provider of cloud-based communications. The intangible assets acquired mainly relate to customer relationships. The fair values of the assets acquired, and liabilities assumed at the acquisition date, were made final in 2022 and are presented in the table under the column “2022.”
In the current year the Company impaired the acquired intangible assets by
SEK –13.8 billion and goodwill by SEK
–
0.9
(–
31.9) billion. For more information, see note C1 “Intangible assets.”

Acquisitions 2022–2024

Business	Description	Transaction date
Ericom	An Israel based enterprise cloud security platform provider.	Apr 2023
Vonage	A US based global provider of cloud-based communications.	Jul 2022
Divestments

	2024	2023	2022
Proceeds
Cash and cash equivalents	–	–633	20
Shares in associated companies	–	–	298
Total proceeds	–	–633	318

Net assets disposed of
Property, plant and equipment	–	121	–
Investments in associates	–	–	82
Other assets	–	–	23
Provisions, incl. post-employment benefits	–	–	–42
Other liabilities	–39	35	–101
Total net assets	–39	156	–38

Net gains/losses from divestments 1)	39	–789	356
Shares in associated companies	–	–	–298
Cash flow effect	–	–633	20

1)	Includes net gains/losses for liquidated subsidiares.
In 2024, the Company made divestments with a cash flow effect amounting to SEK 0 (–633) million. Net gains/losses from the divestments are presented in Other operating income/Other operating expenses in the income statement, see also note B4 “Other operating income and expenses.”
For more information, see note H3 “Statement of cash flow.”
In 2024, the Company entered into a binding agreement in relation to the sale of iconectiv, which is an acquired US subsidiary (
83.3
% ownership) forming part of Segment Enterprise and is a provider of network number portability solutions and data exchange services. The sale, which is subject to the customary closing conditions including regulatory approvals, is expected to be completed during the first half of 2025.

Divestments 2022–2024

Business	Description	Transaction date
IoT	IoT accelerator and connected vehicle cloud businesses and related assets.	Mar 2023
Aerialink	A US based company providing premier messaging solutions for business to business communications.	Nov 2022